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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 18, 1998


                             CONTINUCARE CORPORATION
                       -----------------------------------
                       Registrant as Specified in Charter)


                                     Florida
                 (State or Other Jurisdiction of Incorporation)


          0-21910                                         59-2716023
   (Commission File Number)                   (IRS Employer Identification No.)


         Continucare Corporation
         100 Southeast 2nd Street, 36th Floor
         Miami, Florida                                         33131
 (Address of principal executive office)                      (Zip Code)






       Registrant's telephone number, including area code: (305) 350-7515


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Item 2.  Acquisition or Disposition of Assets.

         On August 18, 1998, Continucare Managed Care, Inc., a Florida corporation and wholly-owned subsidiary of Continucare Corporation (the "Registrant"), acquired certain assets of CareMed Medical Management, Inc., a Florida corporation, and CareMed Health Administrator's, Inc., a Florida corporation (collectively, the "Sellers"), pursuant to the Asset Purchase Agreement, dated as of August 18, 1998 (the "Agreement"), by and among (i) Continucare Managed Care, Inc., (ii) CareMed Health Systems, Inc., a Florida corporation, and (iii) the Sellers. The Sellers are engaged in the business of providing primary care medical services to patients pursuant to contracts with Foundation Health. The aggregate purchase was $6,725,000, payable as follows:
(i) $1,125,000 cash consideration delivered to Sellers at closing, (ii) $600,000 delivered to the escrow agent to be held pursuant to the terms of an escrow agreement, and (iii) assumption of liability in the amount of $5,000,000 owed to Foundation Health of which $2,500,000 was payable at closing and $2,500,000 will be paid over the twenty-four month period following closing. The source of the consideration paid by the Registrant at closing was from the Registrant's credit facility with First Union National Bank of Florida.

         The foregoing summary is qualified in its entirety by a copy of the Agreement attached hereto as an exhibit.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) & (b) Pursuant to Rule 3-05 of Regulation S-X, it is not necessary to provide financial statements, pro forma or otherwise, in connection with the acquisition identified in Item 2 above.

         (c) Exhibits

         2.1 Asset Purchase Agreement, dated as of August 18, 1998, by and among
(i) Continucare Managed Care, Inc., a wholly owned subsidiary of Continucare Corporation, (ii) CareMed Health Systems, Inc., a Florida corporation, and (iii) CareMed Medical Management, Inc., a Florida corporation and CareMed Health Administrator's, Inc. a Florida corporation.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CONTINUCARE CORPORATION



Date: September 2, 1998      By: /s/ Charles M. Fernandez
                                 ----------------------------------------------
                                 Charles M. Fernandez
                                 President, Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX


2.1 Asset Purchase Agreement, dated as of August 18, 1998, by and among (i) Continucare Managed Care, Inc., a wholly owned subsidiary of Continucare Corporation, (ii) CareMed Health Systems, Inc., a Florida corporation, and (iii) CareMed Medical Management, Inc., a Florida corporation and CareMed Health Administrator's, Inc. a Florida corporation.